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                                                                   EXHIBIT 10.16

                                                                      FACILITY I


                                 AMENDMENT NO. 2
                               TO CREDIT AGREEMENT


        THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (the "Amendment") is made and entered into as of October 16, 2000, among NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation (the "Borrower"), each lender under the hereinafter defined Credit Agreement (including each "Designated Lender" existing as of the date hereof) (each a "Lender" and, collectively, the "Lenders"), THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent"), and BANK ONE, NA and FLEET NATIONAL BANK, f/k/a BankBoston, N.A. (each a "Co-Documentation Agent" and, collectively, the "Co-Documentation Agents").

                                    RECITALS:

        A. The Borrower, the Lenders, the Administrative Agent and the Co-Documentation Agents entered into that certain Credit Agreement dated as of November 17, 1999 (as the same was amended by that certain Amendment No. 1 to the Credit Agreement, dated June 27, 2000, the "Credit Agreement"; capitalized terms used in this Amendment which are not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement).

        B. The Borrower has requested that Section 2.1(b) of the Credit Agreement be amended to change the minimum number of days prior to the Revolving Credit Termination Date on which the Borrower may deliver a Term Loan Conversion Notice from 30 days to 10 days.

        C. The Administrative Agent, the Co-Documentation Agents and the Lenders are agreeable to such requests, subject to the terms of this Amendment.


        NOW, THEREFORE, for and in consideration of the mutual promises and mutual agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

        1. Amendment of Section 2.1(b). Section 2.1(b) of the Credit Agreement is hereby amended to delete the number "30" therein and substitute in its place the number "10".

        2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        3. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts.


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        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment No.2 to Credit Agreement as of the date first above written.

                                            NEW PLAN EXCEL REALTY
                                               TRUST, INC.


                                            By: /s/ DEAN BERNSTEIN
                                               ---------------------------------
                                                Dean Bernstein
                                                Senior Vice President

                                            THE BANK OF NEW YORK,
                                            as Administrative Agent and a Lender


                                            By: /s/ FREDERICK LAUDISI
                                               ---------------------------------
                                                Frederick Laudisi
                                                Vice President

                                            BANK ONE, NA
                                            as Co-Documentation Agent
                                            and a Lender


                                            By: /s/ PATRICIA LEUNG
                                               ---------------------------------
                                               Name: Patricia Leung
                                               Title: Senior Vice President

                                            FLEET NATIONAL BANK
                                            F/K/A  BANKBOSTON, N.A.
                                            as Co-Documentation Agent
                                            and a Lender


                                            By:/s/ DANIEL P. STEGEMOELLER
                                               ---------------------------------
                                               Name: Daniel P. Stegemoeller
                                               Title: Vice President


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
                                            ARGENTARIA, CAJA POSTAL Y
                                               BANCO HIPOTECARIO S.A.


                                            By: /s/ ALBERTO CONDE               /s/ ERICH MICHEL
                                               ------------------------       ----------------------
                                               Name: Alberto Conde               Erich Michel
                                               Title: Vice President              Vice President
                                                       Corporate Banking           Trade Finance

                                            BANK OF AMERICA, N. A.
                                            as Co-Documentation Agent
                                            and a Lender


                                            By: /s/ THOMAS E. SCHUBERT
                                               ------------------------
                                               Name: Thomas E. Schubert
                                               Title: Principal

                                            CHANG HWA COMMERCIAL
                                               BANK, LTD., NEW YORK BRANCH


                                            By: /s/ WAN-TU YEH
                                               ------------------------
                                               Name: Wan-Tu Yeh
                                               Title: SVP & General Manager

                                            ERSTE BANK


                                            By: /s/ PAUL JUDICKE                /s/ JOHN FAY
                                               ------------------------       ----------------------
                                               Name: Paul Judicke                John Fay
                                               Title: Vice President              Assistant Vice President

                                            ISRAEL DISCOUNT BANK OF
                                               NEW YORK


                                            By: /s/ CHET DAVIS                  /s/ MARC G. COOPER
                                               ------------------------       ----------------------
                                               Name: Chet Davis                  Marc G. Cooper
                                               Title: First Vice President        Vice President


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                                            PNC BANK, N. A.


                                            By: /s/ THOMAS NASTAROWICZ
                                               ------------------------
                                               Name: Thomas Nastarowicz
                                               Title: Vice President

                                            KEY BANK


                                            By: /s/ KENNETH A. MCINTYRE, JR.
                                               ------------------------
                                               Name: Kenneth A. McIntyre, Jr.
                                               Title: Vice President